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Exhibit 10.52

FIRST AMENDMENT TO
HUGHES ELECTRONICS CORPORATION
EXECUTIVE DEFERRED COMPENSATION PLAN

        THIS FIRST AMENDMENT TO THE AMENDED AND RESTATED HUGHES ELECTRONICS CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN dated as of December 22, 2003, is made and adopted by The DIRECTV Group ("DIRECTV"). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Hughes Electronics Corporation Executive Deferred Compensation Plan (the "Plan").

        WHEREAS, The DIRECTV Group, the renamed Hughes Electronics Corporation, a Delaware corporation, maintains the Plan;

        WHEREAS, pursuant to Section 11 of the Plan, DIRECTV may amend the Plan from time to time;

        WHEREAS, DIRECTV desires to amend the Plan as set forth herein; and

        WHEREAS, this First Amendment was adopted by the Compensation Committee of the DIRECTV Board of Directors on November 2, 2005, effective as of January 1, 2005.

        NOW, THEREFORE, in consideration of the foregoing, the Plan is hereby amended as follows: Section 3.3(e) of the Plan is hereby established as follows:

        1.     Section 3.3(e) of the Plan is hereby established as follows:

        "Cancellation of 2005 Deferral Elections.    With respect to any Participant whose separation from service with the Company occurs in 2005 and who is an officer of the Company with the title of Senior Vice President or higher, the Company may cancel Plan participation as to any amounts of elective and/or non elective deferred compensation that are deferred in 2005 by or on behalf of such Participant and that are subject to Code Section 409A, provided that the amounts that are subject to such cancellation are includable in the income of the Participant in the 2005 taxable year."

        2.     This First Amendment shall be and is hereby incorporated in and forms a part of the Plan.

        3.     All other terms and provisions of the Plan shall remain unchanged except as specifically modified herein.

        I hereby certify that the foregoing First Amendment to the Hughes Electronics Corporation Executive Deferred Compensation Plan was duly adopted by The DIRECTV Group on November 2, 2005.

        Executed on this    day of November 2005.

/s/ LARRY D. HUNTER Larry D. Hunter, Corporate Secretary

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FIRST AMENDMENT TO HUGHES ELECTRONICS CORPORATION EXECUTIVE DEFERRED COMPENSATION PLAN